  NATIONWIDE VARIABLE INSURANCE TRUST
NVIT Money Market Fund

Supplement dated March 13, 2017
to the Summary Prospectus dated April 29, 2016

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Summary Prospectus.

Effective immediately:

1.	The table under the heading "Fees and Expenses" on page 1 of the Summary Prospectus is hereby deleted and replaced with the following:

	Class I Shares	Class II Shares	Class IV Shares	Class V Shares	Class Y Shares
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees[1]	0.29%	0.29%	0.29%	0.29%	0.29%
Distribution and/or Service (12b-1) Fees	None	0.25%	None	None	None
Other Expenses	0.20%	0.20%	0.20%	0.15%	0.05%
Acquired Fund Fees and Expenses	0.02%	0.02%	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses	0.51%	0.76%	0.51%	0.46%	0.36%
1"Management Fees" have been restated to reflect the reduction of contractual investment advisory fees, effective March 9, 2017.

2.	The table under the heading "Example" on page 1 of the Summary Prospectus is hereby deleted and replaced with the following:

	1 Year	3 Years	5 Years	10 Years
Class I shares	$52	$164	$285	$640
Class II shares	78	243	422	942
Class IV shares	52	164	285	640
Class V shares	47	148	258	579
Class Y shares	37	116	202	456

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE